Vocal


Vocal
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01
Beat
Staff Picks
Ossiana Tepfenhart
7 hours ago

Investor Presentation
January 2018

What is Vocal?

Vocal is a new long-form social publishing platform to share stories, ideas and thoughts.

The best part? Creators can make money.


Select a topic
Culture
Food + Drink
Arts + Entertainment
Home + Travel
Health + Wellness
News + Politics
Business + Education
Love + Relationships
Science + Tech
Lifestyle

The Problem

Millions of bloggers create content every day, but only a fraction are rewarded financially and get their content seen.

- Getting content seen is hard
- Making money from content is hard
- Creating quality content is hard

Vocal is the answer.

The publishing platform that amplifies and monetizes creators' content.

- SEO and social content to build audiences
- Built-in monetization features to pay bloggers
- Best-in-class editor to create quality content

How It Works



Submit for Review
only an icon for the role of gender in education but a beacon of hope for human rights around the world.
Gloria Steinem

Create effortlessly with a best-in-class editor.



Choose a community to submit your story:
01
Beat
CRIMINAL
families
FEAST
FUTURISM
GAMERS
GEEKS
humans
journal

Submit to one of the niche communities.



Vocal
Your Stats
126,926
Total Views
$492.13
Total Gifts
$62
Total Gifts
$272.49
Balance
Connect with Stripe
Stories
Payments
Gifts
$10: Do You Want to Know a Secret?
$20: 5 Things That Can Be Done to Revive Toxic Work Culture

Start monetizing through engagement and gifts.

Vocal's Network

Vocal's network is comprised of 30 genre specific niche communities and growing.


01
Beat
BLUSH
CLEATS
CRIMINAL
Education
families
FEAST
Filthy.
FUTURISM
GAMERS
GEEKS
HORROR
humans
journal
LIFEHACK
LONGEVITY
MOTIVATION
PetLife
PHOTOGRAPHY
Poets
Potent
PROOF
psyche
SERVE
SWAMP
UNBALANCED
VIVA
WANDER
WHEEL

Since launching in December 2016, Vocal has experienced exponential growth.

600 Stories Published Per Day	**135,000** Active Content Creators
6,300,000 Monthly Pageviews in Network	**30** Genre Specific Communities

Data provided by Google Analytics and Vocal as of 11/30/17

Growth Metrics


New Creators (per day)
Pageviews (1/1000)
Sessions (1/1000)
Submissions
800
720
640
560
480
400
320
240
160
80
0
Jan 2017
Dec 2017

Data provided by Google Analytics and Vocal

Acquistion

Vocal's user acquisition strategy is algorithmically enhanced through actionable data and insights.


User Acquisition
User Optimization
Inbound Marketing
UI/UX Design
Content Amplification
A/B Testing
SEO
SEO Optimization
Social Campaigns
Customer Support
Brand Ambassadors
Analytics
Strategic Partnerships
Performance
$0.60 Creator Acquistion Cost
$0.01 Reader Acquistion Cost

Revenue Model

Vocal creates meaningful revenue streams for brands and creators.


Branded Content
Affiliated Sales
Q1 2018
In-House Agency Production
Platform Processing Fees
Q2 2018
SaaS Subscriptions
Self-Serve Native Advertising
Q3 2018

Team

A passionate and experienced team dedicated to building the next great platform



Jeremy Frommer
CEO



Rick Schwartz
Founder



Justin Maury
Head of Design



Julio Castilla
Head of Technology

Thinkmill
Development Team

25+
Employees

Our mission is to build the best social publishing platform.

Here is the future.

Q4 2017	Moderation Automation Updates	Social Feeds	Creator Membership Tools
Q1 2018	Editor Updates	Audience Analytics Updates	iOS + Android Applications
Q2 2018	Social Algorithm Updates	SaaS	Monetization Integrations
Q3 2018	Native Advertising Platform	Artificial Intelligence Engine	Open API

2018 Targets

With a well-received launch, exponential growth, ongoing product updates and a clear roadmap for the future, there is no limit.

2000 Stories Published Per Day	**1,000,000** Active Content Creators
20,000,000 Monthly Unique Visitors in Network	**50+** Genre Specific Communities

Vocal


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Jacqueline Hanikeh
21 hours ago

Vocal
202 S. Dean Street
Englewood, NJ 07631
tel: 201.258.3770
info@jerrick.media